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Exhibit 10.

                   FIRST MODIFICATION OF AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS FIRST MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Modification") is made as of this 8th day of December, 1995, by and between SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), the banks and other financing institutions which are signatories to this Modification (the "Banks"), CITIBANK, N.A., acting in its capacity as agent for the Banks (the "Agent") and ABN-AMRO BANK, N.V., acting through its Atlanta Agency and in its capacity as co-agent for the Banks (the "Co-Agent").

Statement of Facts

         Borrower, the Agent, the Co-Agent and the Banks are parties to that certain Amended and Restated Credit Agreement, dated as of August 3, 1995 (as same may hereinafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks committed to loan certain amounts to the Borrower and the Co-Agent (acting for the Commercial Paper Banks, as defined in the Credit Agreement) has issued a Letter of Credit for the benefit of the Borrower.

         Borrower and SCI Technology, Inc., a wholly-owned subsidiary of Borrower, desire to increase the amount of the Receivables Purchase Facility (as defined in the Credit Agreement).

         Borrower also desires to enter into, or permit a Subsidiary to enter into, a $50,000,000 foreign receivables purchase facility.

         Borrower also desires to extend the Credit Expiration Date (as defined in the Credit Agreement) for an additional two years.

         Borrower has requested that the Agent, the Co-Agent and the Banks consent to (i) a $50,000,000 increase in the Receivables Purchase Facility, (ii) Borrower and any other Credit Party entering into a $50,000,000 foreign receivables purchase facility, (iii) a two-year extension of the Credit Expiration Date and (iv) such other amendments set forth herein, and the Agent, the Co-Agent and the Banks are willing to give their consent, subject to the terms and conditions of this Modification.



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         Borrower has also requested that the Agent,  the Co-Agent and the Banks consent to the incurrence of Indebtedness by Borrower in connection with an unsecured term note facility not to exceed $75,000,000 to be privately placed with institutional investors, and the Agent, the Co-Agent and the Banks are willing to grant such consent, subject to the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Agent, the Co-Agent and the Banks do hereby agree as follows:

Statement of Terms

         1. Definitions. All capitalized terms used in this Modification but not otherwise defined or limited herein shall have the meanings set forth in the Credit Agreement, as amended hereby.

         2. Consent to Transactions. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Banks hereby consent to the increase in the amount of the Receivables Purchase Transaction, the consummation of the Foreign Receivables Transaction (whether done individually or combined with the Receivables Purchase Transaction) and the incurrence of Indebtedness by the Borrower pursuant to the Term Note Facility, all on the terms and conditions set forth in this Modification. The Agent and the Banks hereby acknowledge and agree that the amount of the Term Note Facility shall not be included in the calculation of the Permitted Transaction Amount.

         3. Amendment to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set below, the parties hereby agree as follows:

                  (a) The Credit  Agreement is hereby  modified by deleting from
Section 1.01 thereof, the defined terms "Inventory Loan", "NECTEC", and "NECTEC Agreement".

                  (b) The Credit Agreement is further modified by amending the definitions of "Non-Recourse", "Permitted Asset Securitization" and "Receivables Purchase Transaction" in their entirety to read as follows and adding a new definition of "Term Note Facility" as follows:

                           "Non-Recourse:  means  that the terms and  conditions
                               applicable to the Receivables Purchase Transaction and the Foreign Receivables Transaction provide that the recourse of a purchaser of accounts receivable or any interest therein or any invoice for losses resulting from an obligor's failure to pay, due to credit problems, is limited to such accounts receivable or interests therein or such invoice (as the case may be), together in each case with any related security, if any; provided, however, that the terms and conditions applicable to the Receivables Purchase Transaction and the Foreign Receivables Transaction may also provide for additional bases of non-recourse.

                           Permitted Asset Securitization Transactions:
                               the Receivables Purchase Transaction and the Foreign Receivables Transaction.
                           Receivables Purchase  Transaction:  a revolving trade
                               receivable securitization facility not to exceed $150,000,000 (or $200,000,000 in the event that the Foreign Receivables Transaction is combined with the Receivables Purchase Transaction as contemplated by Section 10.15(a)) whereby a Person shall purchase from time to time and on a Non-Recourse basis, accounts receivable or undivided fractional interests in one or more pools of accounts receivable of a Credit Party or Credit Parties or a Bankruptcy Remote Subsidiary.

                           TermNote  Facility:  an unsecured  term note facility
                               or any refinancings thereof, in each case to be entered into by Borrower not to exceed $75,000,000 to be privately placed with institutional investors and which provides that such facility shall mature after December 8, 2000 and which prohibits any voluntary or mandatory principal payment or prepayment on the note or notes evidencing the Indebtedness owing by Borrower under such facility on or before December 8, 2000 without the prior written consent of the Agent, the Co-Agent and the Required Banks."

                  (c) The Credit  Agreement is further modified by deleting from
Section 1.01 the defined term "Loan/Purchase Transaction" and replacing it with the following definition:

                           "Foreign Receivables Transaction: a revolving foreign
                               trade receivable securitization facility not to exceed $50,000,000 whereby a Person shall purchase from time to time and on a Non-Recourse basis accounts receivable or undivided fractional interests in one or more pools of accounts receivable of a Credit Party or Credit Parties or a Bankruptcy Remote Subsidiary."

                  (d) The Credit Agreement is further modified by deleting the date "August 3, 1998" appearing in the first line of the definition of "Credit Expiration Date" in Section 1.01 and replacing it with the date "December 8, 2000".

                  (e) The Credit  Agreement  is  further  modified  by  deleting
Section 3.01(e) thereof in its entirety and by substituting in lieu thereof the following new Section 3.01(e):

                           "(e)The  initial  Credit  Expiration  Date  shall  be
                               December 8, 2000. The Borrower may, however, request an extension of the initial Credit Expiration Date by submitting a written request to the agent no earlier than September 30, 1999, and no later than October 31, 1999. Upon such request, the initial Credit Expiration Date may be extended by one additional year upon written consent of the Required Banks. The Agent will give written notice to the Borrower, not more than sixty (60) days after receipt of the request for extension from the Borrower, stating either that (i) the Required Banks have given their written consent to a new Credit Expiration Date, which shall be specified in such notice, or (ii) the Required Banks have not given their consent to the requested extension. Any Credit Expiration Date subsequent to the initial Credit Expiration Date may be extended by one additional year by following the same procedure as for extension of the initial Credit Expiration Date, with the Borrower requesting such extension no earlier than September 30 and no later than October 31 of each year subsequent to 1999. If an extension of the Credit Expiration Date receives the consent of the Required Banks, Banks which do not consent to such extension may be replaced on or before the Credit Expiration Date which is to be extended (the "Prior Expiration Date"), provided that, in any event, the Commitment of each non-assigning and non-consenting Bank shall terminate on the Prior Expiration Date. Any financial institution proposed to replace any Bank which does not consent to an extension of the Credit Expiration Date shall be an Eligible Assignee within the meaning specified in Section 15.04(b)(v), and the Bank being replaced shall assign its rights and obligations to such Eligible Assignee in accordance with the provisions of Section 15.04(a) through (e). Such replacement shall be in all respects satisfactory to the Required Banks which consented and shall be effected at the sole cost and expense of the Borrower. None of the Agent, the Co-Agent and the Banks shall incur any cost or expense (except any reasonable cost or expense which the Borrower shall promptly reimburse) to effect any such replacement. Notwithstanding anything herein to the contrary, no Bank which has denied or withheld its consent to any extension of the Credit Expiration Date shall be bound by any such extension by the Required Banks and such Bank's Loans shall become due and payable on the Prior Expiration Date unless such Bank's Loans have
                               accelerated   prior  to  such  date  pursuant  to
                               Section 11.01 hereof."

                  (f) The Credit  Agreement  is  further  modified  by  deleting
Section 9.11 thereof in its entirety and by substituting in lieu thereof the following new Section 9.11:

                           "Section 9.11. Insurance;  Maintenance of Properties.
                               Maintain, and keep, and cause its Subsidiaries to maintain and keep, its and their respective properties in good repair, working order and condition, excepting ordinary wear and tear and any loss, damage or destruction which is fully covered by proceeds of insurance; and maintain, with financially secure and reputable insurance companies, or provide through self-insurance in amounts and on terms customarily maintained by a similar business, and cause its Subsidiaries to maintain, with financially secure and reputable insurance companies, or provide through self-insurance in amounts and on terms customarily maintained by a similar business, policies of insurance on its and their respective properties in such amounts and against such risks as are customarily maintained by a similar business and will furnish on the Agent's or Co-Agent's request full information as to the insurance carried."

                  (g) The Credit Agreement is hereby further modified by deleting Section 10.01(ix) in its entirety and replacing it with the following:

                           "(ix)    [Intentionally Omitted]; and"

                  (h) The Credit Agreement is hereby further amended by deleting
Section 10.02(xi) in its entirety and replacing it with the following:
                           "(xi) Indebtedness  arising from any Permitted  Asset
                               Securitization Transaction; provided, however, the incurrence of Indebtedness resulting from the Foreign Receivables Transaction and the incurrence of Indebtedness resulting from the increase in the Receivables Purchase Transaction as contemplated by Section 10.15(a) is subject to all representations and warranties of the Borrower and the other Credit Parties being true, correct and complete in all material respects on the date such transaction is consummated and after giving effect thereto and no Default or Event of Default having occurred and then continuing (including without limitation, any Default or Event of Default under any of the financial covenants specified in Section 11.01 of the Credit Agreement) on the date such transaction is consummated, and after giving effect thereto, and is also subject to the Agent having received a certificate with respect to the foregoing signed by its Chairman or President."

                  (I) The  Credit  Agreement  is further  modified  by adding to
Section 10.02 the following new Section 10.02(xii), with the intent being that the Indebtedness described in Section 10.02(xii) shall be permitted:

                           "(xii)  Indebtedness  incurred in connection with the
                               Term Note Facility so long as on the date that the Term Note Facility is consummated, and after giving effect thereto, all representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement are true, correct and complete in all material respects and no Default or Event of Default has occurred and is then continuing (including, without limitation, any Default or Event of Default under any of the financial covenants specified in Section 11.01 of the Credit Agreement) and Borrower has delivered to Agent a certificate with respect to the foregoing signed by its Chairman or President."

                  (j)      The Credit Agreement is further modified by deleting
Section 10.03(ix) in its entirety and replacing it with the following:

                           "(ix)  Reimbursement  obligations of any Credit Party
                               arising under reinsurance agreements in support of self-insurance or third-party insurance programs and the guarantee by any other Credit Party of such Credit Party's obligations arising under such reinsurance agreements; and"

                  (k) The Credit Agreement is hereby further modified by deleting Section 10.15(a) in its entirety and substituting in lieu thereof the following new Section 10.15(a):

                           "(a)Agree to any  amendment to or a  modification  of
                               the terms or conditions of any Asset Securitization Document executed in connection with a Permitted Asset Securitization Transaction that would in any way cause such transaction to not be on a Non-Recourse basis or cause the total facility amount of such transaction to exceed (I) if done as separate transactions, $50,000,000 (in the case of the Foreign Receivables Transaction) or $150,000,000 (in the case of the Receivables Purchase Transaction) and (ii) $200,000,000 in the event the Foreign Receivables Transaction is combined into the Receivables Purchase Transaction as a single securitization facility."

                  (l) The Credit Agreement is hereby further modified by adding to Section 10.15 thereof the following new Section 10.15(c):

                           "(c)Agree to any  amendment to or a  modification  of
                               any agreement, instrument or document executed in connection with the Term Note Facility that would in any way (i) permit the total Term Note Facility to exceed $75,000,000; (ii) cause the Term Note Facility to be secured; (iii) cause the maturity date of the Term Note Facility to occur earlier than December 8, 2000; or (iv) permit the Borrower or any Credit Party to make any voluntary or mandatory principal payment or prepayment of the Indebtedness evidenced by the Term Note Facility."

                  (m) The Credit Agreement is hereby further modified by adding to Section 11.01 thereof the following new clause (l) immediately after clause
(k) of such Section, with the intent being that the occurrence or the happening of an event specified in Section 11.01(l) shall also constitute an Event of Default under the Credit Agreement:

                           "; or (l) the occurrence of any default or event of default under the Term Note Facility after giving effect to any applicable notice and/or cure periods".

         4. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 3 above, the Credit Agreement shall remain unchanged and in full force and effect; provided, however, that the Banks, the Agent and the Co-Agent hereby authorize the Agent to enter into or obtain from the Credit Parties such modifications to the Credit Documents as the Agent may deem to be necessary or appropriate in order to reflect the amendments set forth herein. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or any indebtedness of any other Credit Party to the Banks, the Agent or the Co-Agent under or in connection with the Credit Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of the security interests in, security titles to or other liens on any collateral for the Obligations.

         5. Representations and Warranties. To induce the Agent, the Co-Agent and the Banks to enter into this Modification, the Borrower does hereby warrant, represent and covenant to such parties that: (a) each representation or warranty of the Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period and except as otherwise disclosed on Schedule 1 attached hereto), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; and (b) Borrower has the power and is duly authorized to execute, deliver and perform its obligations under this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.
         6. Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the amendments provided in Section 3 above are subject to the fulfillment of the following additional conditions precedent:

                      (a) the Agent shall have received one or more counterparts of this Modification duly executed and delivered by the Borrower, the Agent, the Co-Agent and the Banks;

                      (b) any and all Guarantors of the Obligations shall have consented to the execution, delivery and performance of this Modification and all of the transactions contemplated hereby by signing one or more counterparts of a Confirmation of Guaranty in the form of Attachment 1 attached hereto and returning the same to the Agent;

                      (c) the Agent shall have received one or more counterparts of an Officer's Certificate in form and substance acceptable to the Agent executed by the Borrower and each Guarantor;

                      (d) the Agent shall have received an opinion of Borrower's and Guarantors' counsel in form and substance reasonably satisfactory to the Agent and an opinion of in-house counsel to the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agent;

                      (e) Each and every representation and warranty of the Borrower set forth in Section 5 above shall be true and correct in all material respects as of the date of and after giving effect to this Modification; and

                      (f) There shall not exist as of the date of and after giving effect to this Modification any Default or Event of Default under the Credit Agreement as amended by this Modification.

         Notwithstanding the foregoing, the extension of the Credit Expiration Date is also subject to the Agent's receipt of written confirmation from Moody's Investor Services, Inc. and Standard & Poor's Corporation of their ratings of least "P-1" and "A-1 plus", respectively, after giving effect to the extension of the Credit Expiration Date as contemplated by this Modification.

         7. Counterparts. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8. Delivery of Material Asset Securitization Documents. Borrower shall deliver, or cause to be delivered, to the Agent and the Co-Agent, a copy of the material Asset Securitization Documents executed in connection with a Permitted Asset Securitization Transaction promptly after the consummation of such
Permitted  Asset  Securitization  Transaction.   Failure  to  comply  with  this
paragraph 8 shall be deemed to be an Event of Default under the Credit Agreement, if such failure is not cured within thirty (30) days after receipt by the Borrower of written notice of such default from the Agent or the Co-Agent.

         9. GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.


                  (Remainder of Page Intentionally Left Blank)


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         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                                              BORROWER:

                                                              SCI SYSTEMS, INC.
(CORPORATE SEAL)

                                       By:
                                     Title:


                                                              AGENT:

                                                              CITIBANK, N.A.


                                       By:
                                      Name:
                                     Title:


                                                              CO-AGENT:

                                                              ABN-AMRO BANK,
                                                              N.V., ATLANTA
                                                              AGENCY


                                       By:
                                      Name:
                                     Title:


                                       By:
                                      Name:
                                     Title:

                                    (Signatures continued on next page)


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                                    (Signatures continued from preceding page)

                                                              BANKS:

                                                              ABN-AMRO BANK,
                                                              N.V., ATLANTA
                                                              AGENCY


                                       By:
                                      Name:
                                     Title:


                                       By:
                                      Name:
                                     Title:


                                                              CIBC, INC.


                                       By:
                                      Name:
                                     Title:


                                                              CITIBANK, N.A.


                                       By:
                                      Name:
                                     Title:

                                                              BANK OF AMERICA
                                                              (ILLINOIS)


                                       By:
                                      Name:
                                     Title:

                                        (Signatures continued on next page)


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                                    (Signatures continued from preceding page)


                                                              FIRST ALABAMA
                                                              BANK, N.A.


                                       By:
                                      Name:
                                     Title:


                                                              MELLON BANK, N.A.


                                       By:
                                      Name:
                                     Title:


                                                              NBD BANK


                                       By:
                                      Name:
                                     Title:


                                                              THE BANK OF TOKYO
                                                              LTD.
                                                              ATLANTA AGENCY


                                       By:
                                      Name:
                                     Title:


                                        (Signatures continued on next page)

                                    (Signatures continued from preceding page)


                                                              THE DEVELOPMENT
                                                              BANK OF SINGAPORE,
                                                              LTD.


                                       By:
                                      Name:
                                     Title:


                                                              THE LONG-TERM
                                                              CREDIT BANK OF
                                                              JAPAN, LIMITED


                                       By:
                                      Name:
                                     Title:



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